Exhibit 99.1

COMCAST ANNOUNCES DEBT EXCHANGE OFFERS AND TENDER OFFERS

Philadelphia, Pennsylvania, September 22, 2025 - Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) today announced the commencement of two related transactions to repurchase seven series of its outstanding notes listed in the tables below.

Exchange Offers

The first transaction consists of seven separate private offers to exchange (the “Exchange Offers”) any and all of the outstanding series of notes listed in the tables below (collectively, the “Old Notes”) in exchange for newly issued debt securities of Comcast (the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated September 22, 2025 (the “Offering Memorandum”), the eligibility certification and the accompanying exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery” which, together with the Offering Memorandum and the eligibility certification, constitute the “Exchange Offer Documents”). Only holders who have duly completed and returned an eligibility certification certifying that they are an Exchange Offer Eligible Holder (as defined below) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers.

The Exchange Offers will each expire at 5:00 p.m. (Eastern time) on September 26, 2025, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Expiration Date”). Old Notes tendered for exchange may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on September 26, 2025, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Withdrawal Date”), but not thereafter, unless extended by Comcast. The “Exchange Offer Settlement Date” with respect to an Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be October 2, 2025.

Unless otherwise defined herein, capitalized terms used have the respective meanings assigned thereto in the Exchange Offer Documents.

On the terms and subject to the conditions set forth in the Exchange Offer Documents, Comcast is offering to exchange any and all of the Old 5.350% 2027 Notes, the Old 3.150% 2028 Notes, the Old 3.550% 2028 Notes, the Old 3.300% 2027 Notes

and the Old 5.100% 2029 Notes (the “Pool 1 Notes”) for the New Notes due 2037 (the “New 2037 Notes”):

Acceptance Priority Level(1)	Title of Series of Old Notes to be Exchanged	CUSIP / ISIN	Principal Amount Outstanding (mm)	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Fixed Spread (basis points) (2)	Bloomberg Reference Screen
1	5.350% Notes due 2027 (the “Old 5.350% 2027 Notes”)	20030N EA5 / US20030NEA54	$750	November 15, 2027	October 15, 2027	3.625% UST due August 31, 2027	+10	FIT1
2	3.150% Notes due 2028 (the “Old 3.150% 2028 Notes”)	20030N CA7 / US20030NCA72	$1,650	February 15, 2028	November 15, 2027	3.375% UST due September 15, 2028	+15	FIT1
3	3.550% Notes due 2028 (the “Old 3.550% 2028 Notes”)	20030N CH2 / US20030NCH26	$1,000	May 1, 2028	February 1, 2028	3.375% UST due September 15, 2028	+15	FIT1
4	3.300% Notes due 2027 (the “Old 3.300% 2027 Notes”)	20030N DK4 / US20030NDK46	$800	April 1, 2027	February 1, 2027	3.625% UST due August 31, 2027	+15	FIT1
5	5.100% Notes due 2029 (the “Old 5.100% 2029 Notes”)	20030N EH0 / US20030NEH08	$750	June 1, 2029	May 1, 2029	3.625% UST due August 31, 2030	+15	FIT1

On the terms and subject to the conditions set forth in the Exchange Offer Documents, Comcast is offering to exchange any and all of the Old 4.150% 2028 Notes and the Old 4.550% 2029 Notes (the “Pool 2 Notes”) for the New Notes due 2038 (the “New 2038 Notes”):

Acceptance Priority Level(1)	Title of Series of Old Notes to be Exchanged	CUSIP / ISIN	Principal Amount Outstanding (mm)	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Fixed Spread (basis points)(2)	Bloomberg Reference Screen
1	4.150% Notes due 2028 (the “Old 4.150% 2028 Notes”)	20030N CT6 / US20030NCT63	$3,975	October 15, 2028	July 15, 2028	3.375% UST due September 15, 2028	+20	FIT1
2	4.550% Notes due 2029 (the “Old 4.550% 2029 Notes”)	20030N ED9 / US20030NED93	$1,000	January 15, 2029	December 15, 2028	3.625% UST due August 31, 2030	+10	FIT1

(1) Subject to the satisfaction or waiver of the conditions of the Exchange Offers described in the Offering Memorandum, including if the applicable New Notes Capacity Condition (as defined below) and/or the corresponding applicable Cash Offer Completion Condition (as defined below) is not satisfied with respect to every series of Old Notes, the respective aggregate principal amounts of Pool 1 Notes and Pool 2 Notes of each series that are accepted for exchange will be based on the order of their respective Acceptance Priority Level for such series as set forth in the tables above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 5 and 2 being the lowest Acceptance Priority Level for the Pool 1 Notes and Pool 2 Notes, respectively), such that the aggregate principal amount of Pool 1 Notes accepted in the Exchange Offers results in the issuance of New 2037 Notes in an amount not exceeding the New 2037 Notes Maximum Amount (as defined below) and the aggregate principal amount of Pool 2 Notes accepted in the Exchange Offers results in the issuance of New 2038 Notes in an amount not exceeding the New 2038 Notes Maximum Amount (as defined below). It is possible that a series of Old Notes with a particular Acceptance Priority Level will not be accepted for exchange even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.

(2) The Total Exchange Price payable per each $1,000 principal amount of a series of Old Notes validly tendered for exchange will be payable in a specified principal amount of New Notes and will be based on the fixed spread specified in the tables above (the “Fixed Spread”) for the applicable series, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the tables above as of 11:00 a.m. (Eastern time) on September 26, 2025, unless extended with respect to the applicable Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Price Determination Date”). The Total Exchange Price does not include the applicable

Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Exchange Price.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders (as defined below) who (i) validly tender, and who do not validly withdraw, Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents at or prior to the Exchange Offer Expiration Date and validly tender their Old Notes at or prior to the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and whose Old Notes are accepted for exchange by us, will receive the applicable Total Exchange Price for each $1,000 principal amount of such Old Notes, which will be payable in principal amount of New Notes.

Comcast is offering to accept for exchange validly tendered Old Notes using a “waterfall” methodology, applied respectively to each pool of notes listed above (each, a “Pool”), under which such Old Notes of different series will be accepted in the order of their respective Acceptance Priority Levels in each respective Pool as listed in the tables above, subject to (1) a $1.75 billion cap on the maximum aggregate principal amount of New 2037 Notes that Comcast will issue in all of the Exchange Offers for the Pool 1 Notes (the “New 2037 Notes Maximum Amount”) and (2) a $2.00 billion cap on the maximum aggregate principal amount of New 2038 Notes that Comcast will issue in all of the Exchange Offers for the Pool 2 Notes (the “New 2038 Notes Maximum Amount” and each of the New 2037 Notes Maximum Amount and the New 2038 Notes Maximum Amount, a “New Notes Maximum Amount”). However, subject to applicable law, Comcast, in its sole discretion, has the option to waive or increase the New Notes Maximum Amount at any time.

Subject to the satisfaction or waiver of the conditions of the Exchange Offers described in the Offering Memorandum, Comcast will, on a Pool by Pool basis, in accordance with the Acceptance Priority Levels, accept for exchange all Old Notes of each series validly tendered and not validly withdrawn, so long as (1) the Total Exchange Price for all validly tendered and not validly withdrawn Old Notes of such series, plus (2) the Total Exchange Price for all validly tendered and not validly withdrawn Old Notes of all series having a higher Acceptance Priority Level than such series of Old Notes is equal to, or less than, the applicable New Notes Maximum Amount for that Pool; provided, however, Comcast may: (x) waive the New Notes Capacity Condition with respect to one or more Exchange Offers and accept all Old Notes of the series sought in such Exchange Offer, and of any series of Old Notes sought in Exchange Offers with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip any Exchange Offer for Old Notes that would have caused the applicable New Notes Maximum Amount to be exceeded and exchange all Old Notes of a given series in an Exchange Offer having a lower Acceptance Priority Level so long as Comcast is able to exchange the full amount of validly tendered and not validly withdrawn Notes in such Exchange Offer without exceeding the applicable New Notes Maximum Amount. Subject to applicable law, Comcast may waive or increase the applicable New Notes Maximum Amount at any time.

The Total Exchange Price payable per each $1,000 principal amount of a series of Old Notes validly tendered for exchange will be payable in a specified principal amount of New Notes and will be based on the Fixed Spread specified in the tables above for the applicable series of Old Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the tables above) as of 11:00 a.m. (Eastern time) on September 26, 2025, unless extended with respect to the applicable Exchange Offer. Comcast will announce the applicable Total Exchange Price for each series of Old Notes as soon as practicable after such prices are determined by the joint-lead dealer managers on the Exchange Offer Price Determination Date.

In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders (as defined below) whose Old Notes are accepted for exchange will receive a cash payment equal to the accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the Exchange Offer Settlement Date. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted in the Exchange Offers, including those Old Notes tendered through the Guaranteed Delivery Procedures.

The New 2037 Notes will mature on January 15, 2037 and will bear interest at a rate per annum equal to the sum of (a) the yield of the 4.250% U.S. Treasury Security due August 15, 2035, as calculated by the joint-lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 100 basis points, such sum rounded to the third decimal place when expressed as a percentage.

The New 2038 Notes will mature on January 15, 2038 and will bear interest at a rate per annum equal to the sum of (a) the yield of the 4.250% U.S. Treasury Security due August 15, 2035, as calculated by the joint-lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 105 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Pursuant to the applicable Minimum Issue Requirement for each Pool, Comcast will not complete (1) the Exchange Offers for the series of Pool 1 Notes if the aggregate principal amount of New 2037 Notes to be issued would be less than $500 million and (2) the Exchange Offers for the series of Pool 2 Notes if the aggregate principal amount of New 2038 Notes to be issued would be less than $500 million. Comcast may not waive the Minimum Issue Requirement.

In addition to the Minimum Issue Requirement, Comcast’s obligation to accept any series of Old Notes tendered in the Exchange Offers is subject to the satisfaction of certain conditions applicable to the Exchange Offer for such series as described in the Offering Memorandum, including, among others, the applicable New Notes Capacity Condition and the applicable Cash Offer Completion Condition. Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, other than conditions described by Comcast as non-waivable.

The maximum principal amount of New 2037 Notes that Comcast will issue in all the Exchange Offers for the Pool 1 Notes and the maximum principal amount of New 2038 Notes that Comcast will issue in all the Exchange Offers for the Pool 2 Notes will not exceed the applicable New Notes Maximum Amount, unless waived by Comcast as provided herein. Notwithstanding any other provision in the Offering Memorandum to the contrary, if at the Exchange Offer Expiration Date, for a particular Exchange Offer, the Total Exchange Price payable for all validly tendered Old Notes of a particular series is greater than the applicable New Notes Maximum Amount (after exchanging all validly tendered Old Notes of each series with a higher Acceptance Priority Level), then Comcast will not be obligated to accept for exchange, or issue any New Notes in exchange for, such series of Old Notes and may terminate the Exchange Offer with respect to such series of Old Notes (the “New Notes Capacity Condition”) in accordance with the Acceptance Priority Procedures described in the Offering Memorandum.

Each series of Old Notes that is subject to an Exchange Offer pursuant to the Exchange Offer Documents is also subject to a corresponding Cash Offer (as defined below) pursuant to the Offer to Purchase (as defined below), which Cash Offer is only available to Ineligible Holders. The Acceptance Priority Levels for the Cash Offers correspond to the Acceptance Priority Levels in the Exchange Offers. Comcast’s obligation to complete an Exchange Offer with respect to a particular series of Old Notes is conditioned on the timely satisfaction or waiver of all conditions precedent to the completion of the corresponding Cash Offer for such series of Old Notes (with respect to each Exchange Offer, the “Cash Offer Completion Condition”), and Comcast’s obligation to complete a Cash Offer with respect to a particular series of Old Notes is subject to various conditions, as set forth in the Offer to Purchase, including (i) that all of the conditions precedent to the completion of the corresponding Exchange Offer are timely satisfied or waived and (ii) that the aggregate amount of cash (excluding any payments of accrued and unpaid interest) that would have to be paid to purchase any and all of the validly tendered Old Notes of such series in such Cash Offer does not exceed the applicable maximum cash amount specified in the Offer to Purchase. Comcast will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Comcast will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The termination of a Cash Offer for a series of Old Notes will not impact the Exchange Offers for any other series of Old Notes. A Cash Offer Completion Condition may not be waived by Comcast. If Comcast extends any Cash Offer for a series of Old Notes for any reason, Comcast will extend the corresponding Exchange Offer for such series Old Notes.

If and when issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Comcast will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: https://gbsc-usa.com/eligibility/comcast.

Cash Offers

The second transaction consists of seven separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2025 (the “Offer to Purchase”), the certification instructions letter (the “Certification Instructions Letter”) and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery” which, together with the Offer to Purchase and the Certification Instructions Letter, constitute the “Tender Offer Documents” and, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not Exchange Offer Eligible Holders (as defined below) are eligible to participate in the Cash Offers (“Cash Offer Eligible Holders”). Holders of Old Notes participating in the Cash Offers will be required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

On the terms and subject to the conditions set forth in the Tender Offer Documents, Comcast is offering to purchase for cash any and all of the Pool 1 Notes:

Acceptance Priority Level(1)	Title of Security	CUSIP / ISIN	Principal Amount Outstanding (mm)	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Fixed Spread (basis points) (2)	Bloomberg Reference Screen
1	5.350% Notes due 2027 (the “Old 5.350% 2027 Notes”)	20030N EA5 / US20030NEA54	$750	November 15, 2027	October 15, 2027	3.625% UST due August 31, 2027	+10	FIT1
2	3.150% Notes due 2028 (the “Old 3.150% 2028 Notes”)	20030N CA7 / US20030NCA72	$1,650	February 15, 2028	November 15, 2027	3.375% UST due September 15, 2028	+15	FIT1
3	3.550% Notes due 2028 (the “Old 3.550% 2028 Notes”)	20030N CH2 / US20030NCH26	$1,000	May 1, 2028	February 1, 2028	3.375% UST due September 15, 2028	+15	FIT1
4	3.300% Notes due 2027 (the “Old 3.300% 2027 Notes”)	20030N DK4 / US20030NDK46	$800	April 1, 2027	February 1, 2027	3.625% UST due August 31, 2027	+15	FIT1
5	5.100% Notes due 2029 (the “Old 5.100% 2029 Notes”)	20030N EH0 / US20030NEH08	$750	June 1, 2029	May 1, 2029	3.625% UST due August 31, 2030	+15	FIT1

On the terms and subject to the conditions set forth in the Tender Offer Documents, Comcast is offering to purchase for cash any and all of the Pool 2 Notes:

Acceptance Priority Level(1)	Title of Security	CUSIP / ISIN	Principal Amount Outstanding (mm)	Maturity Date	Par Call Date	Reference U.S. Treasury Security	Fixed Spread (basis points)(2)	Bloomberg Reference Screen
1	4.150% Notes due 2028 (the “Old 4.150% 2028 Notes”)	20030N CT6 / US20030NCT63	$3,975	October 15, 2028	July 15, 2028	3.375% UST due September 15, 2028	+20	FIT1
2	4.550% Notes due 2029 (the “Old 4.550% 2029 Notes”)	20030N ED9 / US20030NED93	$1,000	January 15, 2029	December 15, 2028	3.625% UST due August 31, 2030	+10	FIT1

(1) Subject to the satisfaction or waiver of the conditions of the Cash Offers for each Pool described in the Offer to Purchase, including if the applicable Maximum Total Consideration Condition (as defined below) is not satisfied with respect to every series of Old Notes, Comcast will accept each series of Old Notes for purchase in the order of their respective Acceptance Priority Level for such series as set forth specified in the tables above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 5 and 2 being the lowest Acceptance Priority Level for the Pool 1 Notes and Pool 2 Notes, respectively), such that the aggregate Total Consideration, excluding the Accrued Coupon Payment (as defined below), payable for the Pool 1 Notes purchased in the Cash Offers results in an amount not exceeding the Maximum Pool 1 Consideration Amount and the aggregate Total Consideration, excluding the Accrued Coupon Payment, payable for the Pool 2 Notes purchased in the Cash Offers results in an amount not exceeding the Maximum Pool 2 Consideration Amount.  It is possible that a series of Old Notes with a particular Acceptance Priority Level will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level for that Pool are accepted for purchase.

(2) The Total Consideration for each series of Old Notes (such consideration, the “Total Consideration”) validly tendered will be determined in accordance with standard market practice, as described in the Offer to Purchase, to result in a Total Consideration payable per each $1,000 principal amount of each series of Old Notes that equates to a yield to the Par Call Date or maturity date, as applicable, as described in Annex A to the Offer to Purchase, in accordance with the formula set forth in Annex A to the Offer to Purchase, for the applicable series of Old Notes, equal to the sum of (i) the yield corresponding to the bid side price of the applicable Reference U.S. Treasury Security specified in the tables above for such series of Old Notes at 11:00 a.m. (Eastern time) on September 26, 2025, unless extended with respect to the applicable Cash Offer (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Price Determination Date”) quoted on the applicable Bloomberg reference page listed in the tables above plus (ii) the applicable Fixed Spread specified in the tables above for such series of Old Notes. The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

The Cash Offers will each expire at 5:00 p.m. (Eastern time) on September 26, 2025, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Expiration Date”). Old Notes tendered for purchase may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on September 26, 2025, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Withdrawal Date”), but not thereafter, unless extended by Comcast. The “Cash Offer Settlement Date” with respect to a Cash Offer will be promptly following the Cash Offer Expiration Date and is expected to be October 2, 2025.

Unless otherwise defined herein, capitalized terms used have the respective meanings assigned thereto in the Tender Offer Documents.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Cash Offer Eligible Holders who (i) validly tender Old Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery at or prior to the Cash Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Cash Offer Expiration Date (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Guaranteed Delivery Date”) pursuant to the Guaranteed Delivery Procedures, and whose Old Notes are accepted for purchase by Comcast, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

Subject to the satisfaction or waiver of the conditions of the Cash Offers described in the Offer to Purchase, Comcast will, on a Pool by Pool basis, in accordance with the Acceptance Priority Levels, accept for purchase all Old Notes of each series validly tendered and not validly withdrawn, so long as  the Total Consideration, excluding the Accrued Coupon Payment, for all validly tendered and not validly withdrawn Notes of all series having a higher Acceptance Priority Level for that Pool than such series of Old Notes is equal to, or less than, the applicable Maximum Total Consideration Amount (as defined below); provided, however, Comcast may: (x) waive the applicable Maximum Total Consideration Condition with respect to one or more Cash Offers and accept all Old Notes of the series sought in such Cash Offer, and of any series of Old Notes sought in Cash Offers with a higher Acceptance Priority Level for that Pool, validly tendered and not validly withdrawn; or (y) skip any Cash Offer for Old Notes that would have caused the applicable Maximum Total Consideration Amount to be exceeded and purchase all Old Notes of a given series in an Cash Offer having a lower Acceptance Priority Level for that Pool so long as Comcast is able to purchase the full amount of validly tendered and not validly withdrawn Notes in such Cash Offer without exceeding the applicable Maximum Total Consideration Amount.

The applicable Total Consideration payable by Comcast for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and accepted by Comcast pursuant to the Cash Offers, will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield to maturity equal to the sum of (a) the applicable fixed spread specified in the tables above for each such series of Old Notes, plus (b) the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security (specified in the tables above) on the Cash Offer Price Determination Date.

Comcast will announce the applicable Total Consideration for each series of Old Notes as soon as practicable after they are determined by the joint-lead dealer managers on the Cash Offer Price Determination Date. The Total Consideration has been determined by Comcast in its reasonable discretion to approximate the value of the Total Exchange Prices payable in New Notes in the corresponding Exchange Offers.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for purchase will be paid accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the Cash Offer Settlement Date (the “Accrued Coupon Payment”). Interest will cease to accrue on the Cash Offer Settlement Date for all Old

Notes accepted in the Cash Offers, including those Old Notes tendered through the Guaranteed Delivery Procedures.

Comcast’s obligation to accept any series of Old Notes tendered in the Cash Offers is subject to the satisfaction of certain conditions applicable to the Cash Offer for such series as described in the Offer to Purchase, including the applicable Maximum Total Consideration Condition (as defined below) and the applicable Exchange Offer Completion Condition. Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, other than conditions described by Comcast as non-waivable.

Comcast’s obligation to complete a Cash Offer with respect to a particular series of Old Notes validly tendered is conditioned on aggregate Total Consideration, excluding the Accrued Coupon Payment, payable for (1) the Pool 1 Notes purchased in the Cash Offers not to exceed $400 million (the “Maximum Pool 1 Consideration Amount”) and (2) the Pool 2 Notes purchased in the Cash Offers not to exceed $500 million (the “Maximum Pool 2 Consideration Amount”, such Maximum Pool 1 Consideration Amount and Maximum Pool 2 Consideration Amount, each a “Maximum Total Consideration Amount”). Comcast’s obligation to complete a Cash Offer with respect to a particular series of Old Notes validly tendered is conditioned on the applicable Maximum Total Consideration Amount being sufficient to pay the Total Consideration, excluding the Accrued Coupon Payment, for all validly tendered Notes of such series (after accounting for all validly tendered Notes that have a higher Acceptance Priority Level for the Pool).

Comcast reserves the right, but are under no obligation, to increase or waive the applicable Maximum Total Consideration Amount, in our sole discretion subject to applicable law, with or without extending the Withdrawal Date. No assurance can be given that Comcast will increase or waive the applicable Maximum Total Consideration Amount.  If Cash Offer Eligible Holders tender more Old Notes in the Cash Offers than they expect to be accepted for purchase based on the applicable Maximum Total Consideration Amount and Comcast subsequently accepts more than such Cash Offer Eligible Holders expected of such Old Notes tendered as a result of an increase of the applicable Maximum Total Consideration Amount, such Cash Offer Eligible Holders may not be able to withdraw any of their previously tendered Notes.  Accordingly, Cash Offer Eligible Holders should not tender any Old Notes that they do not wish to be accepted for purchase.

If the applicable Maximum Total Consideration Condition for that Pool is not satisfied with respect to each series of Old Notes, for (i) a series of Old Notes (the “First Non-Covered Notes”) for which the applicable Maximum Total Consideration Amount is less than the sum of (x) the Aggregate Purchase Consideration for all validly tendered First Non-Covered Notes and (y) the Aggregate Purchase Consideration for all validly tendered Old Notes of all series, having a higher Acceptance Priority Level as set forth on the cover of the Offer to Purchase (with 1 being the highest Acceptance Priority Level and 5 and 2 being the lowest Acceptance Priority Level for the Pool 1 Notes and Pool 2 Notes, respectively), than the First Non-Covered Notes, and (ii) all series of Old Notes for that Pool with an Acceptance Priority Level lower than the First Non-Covered Notes (together with the First Non-Covered Notes, the “Non-Covered Notes”) for that Pool, then Comcast may, at any time on or prior to the Cash Offer Expiration Date: (x) waive the applicable Maximum Total Consideration Condition with respect to one or more Cash Offers and accept all Old Notes of the series sought in such Cash Offer, and of any series of Old Notes sought in Cash Offers with a higher Acceptance Priority Level for that Pool, validly tendered and not validly withdrawn; or (y) skip any Cash Offer for Old Notes that would have caused the applicable Maximum Total Consideration Amount to be exceeded and purchase all Old Notes of a given series in an Cash Offer having a lower Acceptance Priority Level for that Pool so long as Comcast is able to purchase the full amount of validly tendered and not validly withdrawn Notes in such Cash Offer without exceeding the applicable Maximum Total Consideration Amount.

Comcast’s obligation to complete any Cash Offer with respect to a given series of Old Notes is conditioned on the completion of the corresponding Exchange Offer for such series of Old Notes (with respect to each Cash Offer, the “Exchange Offer Completion Condition”). Comcast will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes, and it will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes. The termination of an Exchange Offer for a series of Old Notes will not impact the Cash Offer for any other series of Old Notes. If Comcast extends the Exchange Offer for a series of Old Notes for any reason, Comcast will extend the corresponding Cash Offer for such series of Old Notes. The Exchange Offer Completion Condition cannot be waived by Comcast.

Global Bondholder Services Corporation will act as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Tender Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Tender Offer Documents can be accessed at the following link: https://www.gbsc-usa.com/comcast.

Comcast refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers.”

If Comcast terminates any Offer with respect to one or more series of Old Notes, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Cash Offers, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable. The deadlines set by any such intermediary and each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Comcast by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) that are either (a) “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada, who are “accredited investors” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that are not individuals unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“Exchange Offer Eligible Holders”). Only Exchange Offer Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the offering memorandum.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking Statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission and the “Risk Factors” contained in the Offering Memorandum and Offer to Purchase for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

Investor Contacts:
Marci Ryvicker (215) 286-4781
Jane Kearns (215) 286-4794
Marc Kaplan (215) 286-6527

Press Contacts:
Jennifer Khoury (215) 286-7408
John Demming (215) 286-8011

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